COMPANY OVERVIEW June 2017 NASDAQ: TIPT

DISCLAIMERS 1 LIMITATIONS ON THE USE OF INFORMATION This presentation has been prepared by Tiptree Inc. and its consolidated subsidiaries (“Tiptree", "the Company" or "we”) solely for informational purposes, and not for the purpose of updating any information or forecast with respect to Tiptree, its subsidiaries or any of its affiliates or any other purpose. Tiptree reports a non-controlling interest in TFP that is not owned by Tiptree and certain other operating subsidiaries that are not wholly owned. Unless otherwise noted, all information is of Tiptree on a consolidated basis before non-controlling interest. Neither Tiptree nor any of its affiliates makes any representation or warranty, express or implied, as to the accuracy or completeness of the information contained herein and no such party shall have any liability for such information. These materials and any related oral statements are not all-inclusive and shall not be construed as legal, tax, investment or any other advice. You should consult your own counsel, accountant or business advisors. Performance information is historical and is not indicative of, nor does it guarantee future results. There can be no assurance that similar performance may be experienced in the future. SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS This document contains "forward-looking statements" which involve risks, uncertainties and contingencies, many of which are beyond Tiptree's control, which may cause actual results, performance, or achievements to differ materially from anticipated results, performance, or achievements. All statements contained herein that are not clearly historical in nature are forward-looking, and the words "anticipate," "believe," "estimate," "expect,“ “intend,” “may,” “might,” "plan," “project,” “should,” "target,“ “will,” or similar expressions are intended to identify forward-looking statements. Such forward-looking statements include, but are not limited to, statements about Tiptree's plans, objectives, expectations and intentions. The forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, many of which are beyond our control, are difficult to predict and could cause actual results to differ materially from those expressed or forecast in the forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including, but not limited to those described in the section entitled “Risk Factors” in Tiptree’s Annual Report on Form 10-K, and as described in the Tiptree’s other filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as to the date of this release. The factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could affect our forward-looking statements. Consequently, our actual performance could be materially different from the results described or anticipated by our forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Except as required by the federal securities laws, we undertake no obligation to update any forward-looking statements. MARKET AND INDUSTRY DATA Certain market data and industry data used in this presentation were obtained from reports of governmental agencies and industry publications and surveys. We believe the data from third-party sources to be reliable based upon our management’s knowledge of the industry, but have not independently verified such data and as such, make no guarantees as to its accuracy, completeness or timeliness. NOT AN OFFER OR A SOLICIATION This document does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with Tiptree, its subsidiaries or its affiliates. The information in this document is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation. NON-GAAP MEASURES In this document, we sometimes use financial measures derived from consolidated financial data but not presented in our financial statements prepared in accordance with U.S. generally accepted accounting principles (GAAP). Certain of these data are considered “non-GAAP financial measures” under the SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Management's reasons for using these non-GAAP financial measures and the reconciliations to their most directly comparable GAAP financial measures are posted in the Appendix.

rofitable Insurer OUR STRATEGY 2 • Specialty focus - leader in credit insurance, with growing presence in warranty and other niche product lines • Consistent profitability - focus on short-tail, low volatility risks • Significant fee-based revenues - established technology platform and experience handling large volumes provide fee opportunities • Broad service delivery expertise - provide multiple products and services to our distribution partners leveraging their brand and customer base Specialty Insurance + Differentiated Business Model = InsuranceInvestments + Tiptree Balance Sheet Combines a specialty insurance platform with investment management expertise to achieve attractive risk adjusted returns for shareholders • Diversified strategy - we allocate capital across broad sectors, geographies and asset types, including fixed income, equity investments, and control acquisitions • Patient capital partner - long-term perspective provides flexibility to focus on strategy and profitability through multiple market cycles • Value oriented - focus on investment opportunities that provide sustainable cash flow and upside potential • Experienced management - senior leadership with experience across multiple industry sectors Third Party Capital+ Insurance Platform Disciplined Underwriting Capital Allocation Expertise Diverse Sources of Capital

TIPTREE TODAY

TiptreeInc.

Specialty Insurance	Insurance Investments	Credit Asset Management	Senior Living	Specialty Finance
• Credit, warranty & program underwriter & administrator • $691 million gross written premiums • $376 million net written premiums • 89.5% adjusted combined ratio[1] from 2015-1Q'17 • $32.6 million Adjusted EBITDA[1]	• $347 million net investments[1] • 6.8% average annualized yield • $22.1 million Adjusted EBITDA[1]	• Credit/CLO manager • $1.8 billion fee-earning AUM • $28.1 million Adjusted EBITDA[1]	• Senior housing investor • $352 million in gross properties • $11.4 million Adjusted EBITDA[1]	• $1.9 billion mortgage volume • $210 million assets • $12.3 million Adjusted EBITDA[1]

We look to enhance shareholder value by generating consistent growth and profitability as measured by Adjusted EBITDA and growth in book value per share plus dividends

- $370 million in book value, $10.15 per share[1]
- $523 million book enterprise value[2]
- $1,043 million in unrestricted cash and total investments
- $752 million total debt, $196 million corporate debt[3]

[1] See the appendix for a reconciliation of non-GAAP financials. Unless otherwise noted, figures above refer to 1Q'17 and trailing twelve month financials.
[2] Book Enterprise Value = Total Stockholders Equity plus Secured Corporate Credit Agreements and preferred trust securities, less cash.
[3] Corporate Debt includes Secured Corporate Credit Agreements and preferred trust securities.

TiptreeInc. 3

• Listed on NASDAQ in 2013 • Acquired Fortegra Financial in 2014 • Enhanced management team with key hires • Made additional investments in our public company infrastructure • Re-oriented strategy to drive future growth • Strengthened Fortegra capital position resulting in A.M. Best upgrade to “A-” rating (Excellent) • Changed investment strategy of insurance investment portfolio to target higher yielding assets • Simplifying corporate structure • Began divestiture of non- core assets EVOLUTION OF TIPTREE 4 • Established as a permanent capital vehicle externally managed by Tricadia Capital • Made investments in insurance, senior living and asset management businesses • Successfully navigated through the financial crisis • Internalized management of Tiptree in 2012 The Early Years 2007 - 2013 Transition to a Public Co. 2013 - 2015 Over time, we shifted strategy from an opportunistic investor to our current business model Positioning for the Future 2016 +

GROWING VALUE FOR SHAREHOLDERS 5 ($ in millions, except per share information) 1 Tiptree BVPS plus dividends paid, see the appendix for a reconciliation of book value per share as exchanged. 2 Total annualized return from June 12, 2007 to December 2016 to original investors of Tiptree Financial Partners, L.P. and is defined as total dividends received per share plus book value per share, as exchanged, as of December 31, 2016. 3 As of March 31, 2017 Investors in the initial capital raise in 2007 have experienced a compounded annual growth rate of 10.7%2 in BVPS plus dividends $5.36 $9.07 $8.90 $10.14 $10.15 $0.29 $1.75 $1.85 $1.95 $1.95 2007 2013 2015 2016 1Q'17 Book value per share1 plus dividends paid Book value per share, as exchanged Cumulative dividends paid since June 2007 • Disciplined investor, with a long-term view on returns • Management alignment, as insiders own a 21.8%3 economic interest in Tiptree • Share buybacks, 16% of outstanding shares repurchased in 2016 at 30% discount to book value 9 Years2 2007-2016 3 Years 2014-2016 1 Year 2016 Tiptree BVPS1 10.7% 4.5% 15.1% S&P 500 6.6% 8.9% 12.0% Russell 2000 6.9% 6.7% 21.3% Growth rates 10.7% 4.5% 15.1%

CLOSING THE VALUATION GAP

Book vs. Market Value

$10.15 + **$1.48** vs. **$7.30**

1Q'17 BVPS[1]	Accumulated Depreciation[2]	NASDAQ Price[3]
$10.15	$1.48	$7.30

Peer multiple comparisons[1,3,4]



Price/LTM earnings
11.4 x
19.9 x
Tiptree
Specialty P&C
Price/book
0.72 x
1.57 x
Tiptree
Specialty P&C
EV/LTM EBITDA5
5.6 x
11.2 x
Tiptree
Specialty P&C

[1] See the appendix for a reconciliation of book value per share as exchanged.
[2] $1.48 impact to BVPS from accumulated depreciation of $46.9 million and $42.4 million within Fortegra and Care, respectively. On as exchanged basis, assumes 85.9% ownership of Care properties and 35% tax rate on total accumulated depreciation.
[3] March 31, 2017 NASDAQ closing price.
[4] Source: KBW Specialty P&C Insurance May 2017 update; sourced from SNL Financial for the period ended March 31, 2017 with an average of following companies: AFSI, AGII, BWINB, CNFR, GBLI, HALL, JRVR, KNSL, MKL, NAVG, OB, PRA, RLI, SNC, WRB.
[5] Market Enterprise Value = March 31, 2017 closing price multiplied by total Class A & B shares, plus Secured Corporate Credit Agreements, plus preferred trust securities, plus NCI - other, less cash. See appendix for a reconciliation of Adjusted EBITDA.

Discounted Valuation

- Differentiated business model sets us apart from many of our insurance peers
- Trading at ~30% discount to BVPS
- 40-50% discount to specialty P&C insurance industry financial metrics[4]

Management actions

- Continue to grow earnings and Adjusted EBITDA
- Simplify corporate structure and divest non-core assets
- Share buy-backs at a discount to book reduced overhang from legacy investors
- Provide transparency into strategy and financial performance

TiptreeInc.
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7 OUR BUSINESS

SPECIALTY INSURANCE

($ in millions)

Highlights

- Leading underwriter and administrator of credit insurance and asset protection products and services
- Nationwide presence and growing international footprint
- "A-" financial strength rating from A.M. Best
- 16% gross written premium CAGR from 2014-2016
- Adjusted combined ratio of 89.5%[1] from 2015-1Q'17

Products

- **Credit Protection Insurance** - Protects consumers from life events that could limit their ability to make payments on outstanding loan balances
- **Warranty & Service Contracts** - Protects consumers from certain covered losses on automobiles, recreation vehicles, mobile devices, consumer electronics, appliances & furniture
- **Programs** - Niche commercial and personal lines insurance coverages sold via general agents and other program managers
- **Other Services** - Miscellaneous fee-generating, non-insurance products and services

Financial characteristics

1. **Low volatility products** with predictable, short-tail loss experience (frequency exposed, low severity products)
2. **Diversified revenue streams** with underwriting, fee and investment income across multiple distribution channels
3. **Attractive commission and reinsurance structures** provide margin and earnings stability over cycles
4. **Technology enabled platform** which allows for efficient processing of higher volume, smaller premium policies

Net written premiums



$182
18
42
122
$337
34
46
258
$376
33
49
295
2015
2016
TTM

Underwriting margin
as adjusted[1]



$110
11
6
32
61
$108
10
9
24
65
$106
10
9
23
64
Other Services
Programs
Warranty
Credit protection
2015
2016
TTM

$43.3 $60.5 $54.7 Adj. EBITDA[1]

[1] See the appendix for a reconciliation of Adjusted EBITDA, Adjusted combined ratio and Adjusted underwriting margin.

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INSURANCE INVESTMENT PORTFOLIO

We manage our insurance investment portfolio to achieve a balance of: (1) liquid short & medium-term securities to cover near-term claims obligations and (2) selective alternative investments to enhance risk-adjusted returns

Net Investments[1]



($ in millions)
$186
$269
$352
$347
11
171
14
185
60
4
26
146
104
49
24
4
22
153
97
47
24
4
Other - 1%
Real Estate - 7%
Equities - 14%
Loans - 28%
Cash - 6%
Available for Sale Securities - 44%
2014
2015
2016
1Q'17

2014	2015	2016	1Q'17	
$0.0	$1.6	$10.0	$5.3	Unrealized gains (losses)
-	(0.6)	4.7	6.0	Realized gains (losses)
0.3	5.5	13.0	15.1	Net investment income
-	(0.8)	(3.2)	(4.4)	Interest expense
$0.3	**$5.7**	**$24.6**	**$22.1**	**Net Portfolio Income[1]**
NM%	*2.5%*	*8.0%*	*6.8%*	*Annualized Yield %[2]*

Additional details on select asset classes

Cash & U.S. Treasury Securities ($50 million)

Municipal AFS Securities ($57 million)
- Average rating of AA and duration of 4.0 years
- Concentrated in Louisiana (72%), for premium tax credits

Corporate AFS Securities ($63 million)
- Average rating of A- and duration of 2.9 years
- Mix by sector: 60% industrial; 36% financials; 4% utilities

Common Stocks ($47 million)
- Highly concentrated in less than 10 securities

Loans ($97 million)
- Senior secured corporate credit in the form of corporate loans
- Non-performing and re-performing residential mortgage loans

Real Estate ($24 million)
- Senior housing and single family residential properties converted from NPL mortgages

[1] *See the appendix for a reconciliation of Net Investments and Net Portfolio Income.*
[2] *Average Annualized Yield % represents the ratio of net investment income, realized and unrealized gains (losses) less investment portfolio interest expense to the average of the prior five quarters total investments less investment portfolio debt plus cash. NM% represents "not meaningful" as the results in the table represent one month of Fortegra income.*

TiptreeInc.

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TIPTREE BALANCE SHEET & THIRD PARTY CAPITAL INVESTMENTS 10 • We specialize in managing credit related assets on behalf of institutional investors • Expanding into other strategies and products • Tiptree holds investments in the subordinated notes of select CLOs we manage • Real estate investments focused on seniors housing properties • Favorable demographics in a fragmented industry • Structuring flexibility between NNN/JVs • Scalable mortgage platform with option on the non-QM market • Growing asset-based lending platform serving small to medium size companies $127 $98 $71 $54 $2.1 $1.9 $1.9 $1.8 2014 2015 2016 1Q17 $79 $209 $272 $210 2014 2015 2016 1Q17 Total AssetsPurchase PriceAUM/Net Investments $149 $233 $327 $352 2014 2015 2016 1Q17 Credit Senior Living Specialty Finance Net Invested Assets AUM1 1 AUM is estimated and unaudited. Consists of NOPCB for CLOs, excludes Credit Opportunities Fund as it was not earning third party fees as of 3/31/2017. ($ in millions)

TIPTREE BALANCE SHEET & THIRD PARTY CAPITAL PERFORMANCE

($ in millions)

Credit

- Corporate credit investments via structured vehicles (CLOs and funds)
- Strong track record of underlying loan performance provides for stable management fees and cash distributions
- Earnings volatility driven by mark-to-market on CLO subordinated notes



Adjusted Revenues[1]
$26.6
$33.4
$35.4
9.0
3.6
2.6
2.9
7.8
0.5
12.0
10.7
12.2
11.6
15.7
14.7
15.7
15.5
(10.1)
$(0.1)
(29.1)
Unrealized and Realized gains (losses)
Other income
Management & incentive fees
Distributions
2014
2015
2016
TTM
$18.2
$(6.8)
$25.3
$28.1
Adj. EBITDA[1]

Senior Living

- 31 properties across 10 states, primarily focused on assisted living, independent living and memory care facilities
- Structured using JVs (67%) and NNN leases (33%), while partnering with 8 experienced regional operators
- Expect continued growth from improved rates and growth in occupancy



Net Operating Income[1]
8.3%
7.4%
7.6%
7.5%
Unlevered NOI Yield[1,2]
$10
$16
$22
$24
2014
2015
2016
TTM
$10.4
$6.6
$10.5
$11.4
Adj. EBITDA[1]

Specialty Finance

- Residential mortgage origination company licensed to sell and service with Fannie/Ginnie
- Commercial lending platform built to scale



Revenues
$15
$55
$95
$100
2014
2015
2016
TTM
$(1.5)
$5.9
$10.5
$12.3
Adj. EBITDA[1]

[1] See the appendix for a reconciliation of Adjusted EBITDA, NOI, Unlevered NOI yield and Adjusted Revenues.
[2] Unlevered NOI Yield % is calculated as NOI divided by the average of the trailing 5 quarters purchase price.

TiptreeInc. 11

LOOKING AHEAD 12 1 See the appendix for a reconciliation of Book value per share, as exchanged and Adjusted EBITDA. Book value per share1 as exchanged plus dividends paid Adjusted EBITDA (1) $58.9 $58.4 $78.9 $75.4 2014 2015 2016 TTM 1 4 $9.00 $8.90 $10.14 $10.15 $1.75 $1.85 $1.95 $1.95 2014 2015 2016 1Q'17 Cumulative dividends paid since Jun’07 Maintain differentiated strategy combining specialty insurance with investment expertise Achieve enhanced risk adjusted returns on invested capital Grow and expand operations to increase scale Pursue acquisitions that generate attractive long-term cash returns 2 3 Shareholder Value Creation ($ in millions, except per share information)

APPENDIX 13

NON-GAAP RECONCILIATIONS

Management uses EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that use of these financial measures on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. Adjusted EBITDA is also used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) add back significant acquisition related costs, (iv) adjust for significant relocation costs and (v) any significant one-time expenses.

Adjusted EBITDA Reconciliation

($ in thousands, unaudited)	1Q'17 TTM	2016	2015	2014
Net income (loss) available to Class A common stockholders	$ 20,865	$ 25,320	$ 5,779	$ (1,710)
Add: net (loss) income attributable to noncontrolling interests	5,401	7,018	3,023	6,294
Less: net income from discontinued operations	-	-	22,618	7,937
Income (loss) from continuing operations	$ 26,266	$ 32,338	$ (13,816)	$ (3,353)
Consolidated interest expense	32,000	29,701	23,491	12,541
Consolidated income taxes	14,583	10,978	1,377	4,141
Consolidated depreciation and amortization expense	27,900	28,468	45,124	11,945
EBITDA	$ 100,749	$ 101,485	$ 56,176	$ 25,274
Consolidated non-corporate and non-acquisition related interest expense (1)	(20,769)	(19,183)	(11,861)	(7,265)
Effects of Purchase Accounting (2)	(3,488)	(5,054)	(24,166)	-
Non-cash fair value adjustments (3)	1,790	2,693	(1,300)	-
Significant acquisition expenses (4)	569	711	1,859	6,121
Separation expense adjustments (5)	(3,472)	(1,736)	5,209	-
Adjusted EBITDA from Continuing Operations	$ 75,379	$ 78,916	$ 25,917	$ 24,130
Income from Discontinued Operations of the Company	-	-	22,618	7,937
Consolidated interest expense	-	-	5,226	11,475
Consolidated income taxes	-	-	3,796	5,525
Consolidated depreciation and amortization expense	-	-	862	4,379
EBITDA from Discontinued Operations	$ -	$ -	$ 32,502	$ 29,316
Significant relocation costs (6)	-	-	-	5,477
Adjusted EBITDA from Discontinued Operations of the Company	$ -	$ -	$ 32,502	$ 34,793
Adjusted EBITDA of the Company	$ 75,379	$ 78,916	$ 58,419	$ 58,923

(1) The consolidated non-corporate and non-acquisition related interest expense is subtracted from EBITDA to arrive at Adjusted EBITDA. This includes interest expense associated with asset-specific debt at subsidiaries in the specialty insurance, asset management, senior living and specialty finance segments.

(2) Following the purchase accounting adjustments, current period expenses associated with deferred costs were more favorably stated and current period income associated with deferred revenues were less favorably stated. Thus, the purchase accounting effect related to Fortegra increased EBITDA above what the historical basis of accounting would have generated. The impact of this purchase accounting adjustments have been reversed to reflect an adjusted EBITDA without such purchase accounting effect.

(3) For our senior living segment, Adjusted EBITDA excludes the impact of the change of fair value of interest rate swaps hedging the debt at the property level. For Reliance, within our specialty finance segment, Adjusted EBITDA excludes the impact of changes in contingent earn-outs. For our specialty insurance segment, depreciation and amortization on senior living real estate that is within net investment income is added back to Adjusted EBITDA.

(4) Acquisition costs include legal, taxes, banker fees and other costs associated with senior living acquisitions in 2016 and 2015 and the Fortegra acquisition in 2014.

(5) Consists of payments pursuant to a separation agreement, dated as of November 10, 2015.

(6) Significant relocation costs for discontinued operations included expenses incurred in connection with the move of PFAS's physical location from New Jersey to Philadelphia for the year ended December 31, 2014.

TiptreeInc. 14

NON-GAAP RECONCILIATIONS

Management uses EBITDA and Adjusted EBITDA, which are non-GAAP financial measures. The Company believes that consolidated EBITDA and Adjusted EBITDA on a consolidated basis and for each segment provide supplemental information useful to investors as it is frequently used by the financial community to analyze performance period to period, to analyze a company's ability to service its debt and to facilitate comparison among companies. The Company believes segment EBITDA and Adjusted EBITDA provides additional supplemental information to compare results among our segments. The Company's Adjusted EBITDA is used in determining incentive compensation for the Company's executive officers. These measures are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative or substitute for net income. The Company's presentation of these measures may differ from similarly titled non-GAAP financial measures used by other companies. The Company defines EBITDA as GAAP net income of the Company adjusted to add consolidated interest expense, consolidated income taxes and consolidated depreciation and amortization expense as presented in its financial statements and Adjusted EBITDA as EBITDA adjusted to (i) subtract interest expense on asset-specific debt incurred in the ordinary course of its subsidiaries' business operations, (ii) adjust for the effect of purchase accounting, (iii) add back significant acquisition related costs, (iv) adjust for significant relocation costs and (v) any significant one-time expenses.

Adjusted EBITDA from Continuing Operations by Segment

	Specialty Insurance				Asset Management				Senior Living			
($ in thousands, unaudited)	1Q'17 TTM	2016	2015	2014	1Q'17 TTM	2016	2015	2014	1Q'17 TTM	2016	2015	2014
Pre-tax income (loss)	$39,402	$46,804	$32,012	$ (3,171)	$28,141	$25,264	$ (6,753)	$18,191	$ (3,495)	$ (5,824)	$ (9,535)	$ 3,171
Add back:												
Interest expense	11,050	9,244	6,968	637	40	746	539	1,595	9,538	8,691	6,796	4,111
Depreciation and amortization expense	12,495	13,184	29,673	4,265	-	-	-	-	14,291	14,166	14,546	7,181
Segment EBITDA	62,947	69,232	68,653	1,731	28,181	26,010	(6,214)	19,786	20,334	17,033	11,807	14,463
EBITDA adjustments:												
Asset specific debt interest expense	(4,878)	(3,652)	(1,138)	(29)	(40)	(746)	(539)	(1,595)	(9,538)	(8,691)	(6,796)	(4,111)
Effects of purchase accounting	(3,488)	(5,054)	(24,166)	-	-	-	-	-	-	-	-	-
Non-cash fair value adjustments	113	-	-	-	-	-	-	-	-	1,416	-	-
Significant acquisition expenses	-	-	-	6,121	-	-	-	-	569	711	1,579	-
Separation expenses	-	-	-	-	-	-	-	-	-	-	-	-
Segment Adjusted EBITDA	$54,694	$60,526	$43,349	$ 7,823	$28,141	$25,264	$ (6,753)	$18,191	$11,365	$10,469	$ 6,590	$10,352

	Specialty Finance				Corporate and Other			
($ in thousands, unaudited)	1Q'17 TTM	2016	2015	2014	1Q'17 TTM	2016	2015	2014
Pre-tax income (loss)	$ 9,621	$ 8,170	$ 6,265	$ (1,962)	$(32,820)	$(31,098)	$(34,428)	$(15,441)
Add back:								
Interest expense	6,458	6,290	3,558	1,530	4,914	4,730	5,630	4,668
Depreciation and amortization expense	866	870	760	499	248	248	145	-
Segment EBITDA	16,945	15,330	10,583	67	(27,658)	(26,120)	(28,653)	(10,773)
EBITDA adjustments:								
Asset specific debt interest expense	(6,313)	(6,094)	(3,388)	(1,530)	-	-	-	-
Effects of purchase accounting	-	-	-	-	-	-	-	-
Non-cash fair value adjustments	1,677	1,277	(1,300)	-	-	-	-	-
Significant acquisition expenses	-	-	-	-	-	-	280	-
Separation expenses	-	-	-	-	(3,472)	(1,736)	5,209	-
Segment Adjusted EBITDA	$12,309	$10,513	$ 5,895	$ (1,463)	$(31,130)	$(27,856)	$(23,164)	$(10,773)

TiptreeInc.

15

NON-GAAP RECONCILIATIONS

Management uses Book value per share, as exchanged, which is a non-GAAP financial measure. As exchanged assumes full exchange of the limited partners units of TFP for Tiptree Class A common stock. Management believes the use of this financial measure provides supplemental information useful to investors as it is frequently used by the financial community to analyze company growth on a relative per share basis.

Book Value per share, as exchanged reconciliation

($ in thousands, except per share information, unaudited)	Mar-17	Dec-16	Dec-15	Dec-14	Dec-13
Total stockholders' equity	$ 393,838	$ 390,144	$ 397,694	$ 401,621	$ 396,896
Less non-controlling interest - other	22,970	20,636	15,576	27,015	20,160
Total stockholders equity, net of non-controlling interests - other	**$ 370,868**	**$ 369,508**	**$ 382,118**	**$ 374,606**	**$ 376,736**
Total Class A shares outstanding (1)	28,492	28,388	34,900	31,830	10,556
Total Class B shares outstanding	8,049	8,049	8,049	9,770	30,969
Total shares outstanding	**36,541**	**36,437**	**42,949**	**41,601**	**41,525**
Book value per share, as exchanged (2)	**$ 10.15**	**$ 10.14**	**$ 8.90**	**$ 9.00**	**$ 9.07**

(1) As of March 31, 2017, excludes 6,496,463 shares of Class A common stock held by subsidiaries of the Company. See Note 23—Earnings per Share, in the Form 10-Q for March 31, 2017, for further discussion of potential dilution from warrants.
(2) Dilution impact from options in the money on Book Value per share is $0.19 per share as of March 31, 2017; Options expire June 30, 2017

The specialty insurance investment portfolio consists of assets contributed by Tiptree, cash generated from operations, and from insurance premiums written. The investment portfolio of our regulated insurance companies, captive reinsurance company and warranty business are subject to different regulatory considerations, including with respect to types of assets, concentration limits, affiliate transactions and the use of leverage. Our investment strategy is designed to achieve attractive risk-adjusted returns across select asset classes, sectors and geographies while maintaining adequate liquidity to meet our claims payment obligations. In managing our investment portfolio we analyze net investments and net portfolio income, which are non-GAAP measures. Our presentation of net investments equals total investments plus cash and cash equivalents minus asset based financing of investments. Our presentation of net portfolio income equals net investment income plus realized and unrealized gains and losses and minus interest expense associated with asset based financing of investments. Net investments and net portfolio income are used to calculate average annualized yield, which management uses to analyze the profitability of our investment portfolio. Management believes this information is useful since it allows investors to evaluate the performance of our investment portfolio based on the capital at risk and on a non-consolidated basis. Our calculation of net investments and net portfolio income may differ from similarly titled non-GAAP financial measures used by other companies. Net investments and net portfolio income are not measures of financial performance or liquidity under GAAP and should not be considered a substitute for total investments or net investment income.

Specialty Insurance - Net Investments and Net Portfolio Income

($ in thousands, unaudited)	1Q'17 TTM	2016	2015	2014
Total Investments	$ 474,174	$ 472,800	$ 308,965	$ 174,900
Investment Portfolio Debt	(149,557)	(146,544)	(54,011)	-
Cash and cash equivalents	22,467	26,020	13,909	11,072
Net Investments - Non-GAAP	**$ 347,084**	**$ 352,276**	**$ 268,863**	**$ 185,972**
Net investment income	15,081	12,981	5,455	279
Realized gains (losses)	6,037	4,720	(568)	5
Unrealized gains (losses)	5,304	10,042	1,633	-
Interest expense	(4,371)	(3,155)	(832)	-
Net Portfolio Income - Non-GAAP	**$ 22,051**	**$ 24,588**	**$ 5,688**	**$ 284**
Average Annualized Yield %	6.8%	8.0%	2.5%	NM%

(1) Average Annualized Yield % represents the ratio of annualized net investment income, realized and unrealized gains (losses) less investment portfolio interest expense to the average of the prior five quarters total investments less investment portfolio debt plus cash. NM% represents "not meaningful" as the results in the table represent one month of Fortegra income.

TiptreeInc.
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NON-GAAP RECONCILIATIONS

The following table provides a reconciliation between as adjusted underwriting margin and pre-tax income. We generally limit the underwriting risk we assume through the use of both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid adjust based on the actual underlying losses incurred), which manage and mitigate our risk. Period-over-period comparisons of revenues are often impacted by the PORCs and clients' choice as to whether to retain risk, specifically with respect to the relationship between service and administration expenses and ceding commissions, both components of revenue, and the offsetting policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the net financial impact of the risk retained by the Company of the insurance contracts written and the impact on profitability, we use the Non-GAAP metric - As Adjusted Underwriting Margin. For the same reasons that we adjust our combined ratio for the effects of purchase accounting, VOBA impacts can also mask the actual relationship between revenues earned and the offsetting reductions in commissions paid, and thus the period over period net financial impact of the risk retained by the Company. Expressed as a percentage, the combined ratio represents the relationship of policy and contract benefits, commission expense (net of ceding commissions), employee compensation and benefits, and other expenses to net earned premiums, service and administrative fees, and other income. Investors use this ratio to evaluate our ability to profitably underwrite the risks we assume over time and manage our operating costs. As such, we believe that presenting underwriting margin and the combined ratio provides useful information to investors and aligns more closely to how management measures the underwriting performance of the business.

Specialty Insurance - Adjusted Underwriting Margin and Adjusted Combined Ratio

($ in thousands, unaudited)	GAAP			Non-GAAP adjustments			Non-GAAP - As Adjusted		
Revenues:	1Q'17 TTM	2016	2015	1Q'17 TTM	2016	2015	1Q'17 TTM	2016	2015
Net earned premiums	$274,052	$229,436	$166,265	$ -	$ -	$ -	$274,052	$229,436	$166,265
Service and administrative fees	102,814	109,348	106,525	3,724	5,638	19,518	106,538	114,986	126,043
Ceding commissions	16,352	24,784	43,217	246	416	3,410	16,598	25,200	46,627
Other income	3,270	2,859	8,361	-	-	-	3,270	2,859	8,361
Less underwriting expenses:							-	-	-
Policy and contract benefits	116,078	106,784	86,312	-	-	-	116,078	106,784	86,312
Commission expense	171,008	147,253	105,751	7,206	10,745	45,166	178,214	157,998	150,917
Underwriting margin - Non-GAAP	**$109,402**	**$112,390**	**$132,305**	**$ (3,236)**	**$ (4,691)**	**$ (22,238)**	**$106,166**	**$107,699**	**$110,067**
Less operating expenses:									
Employee compensation & benefits	39,359	37,937	38,786		-	-	39,359	37,937	38,786
Other expenses	33,518	32,964	31,386	253	363	1,928	33,771	33,327	33,314
Combined Ratio	*90.4%*	*87.9%*	*77.9%*	-	-	-	*91.4%*	*89.5%*	*87.4%*
Plus investment revenues:									
Net investment income	15,081	12,981	5,455	-	-	-	15,081	12,981	5,455
Net realized & unrealized gains (losses)	11,341	14,762	1,065	-	-	-	11,341	14,762	1,065
Less operating expenses:									
Interest expense	11,050	9,244	6,968	-	-	-	11,050	9,244	6,968
Depreciation & amortization expense	12,495	13,184	29,673	(1,907)	(3,282)	(19,320)	10,588	9,902	10,353
Pre-tax income (loss)	**$ 39,402**	**$ 46,804**	**$ 32,012**	**$ (1,582)**	**$ (1,772)**	**$ (4,846)**	**$ 37,820**	**$ 45,032**	**$ 27,166**

TiptreeInc.

17

NON-GAAP RECONCILIATIONS

The following table presents product specific revenue and expenses within the specialty insurance segment. We generally limit the underwriting risk we assume through the use of both reinsurance (e.g., quota share and excess of loss) and retrospective commission agreements with our partners (e.g., commissions paid adjust based on the actual underlying losses incurred), which manage and mitigate our risk. Period-over-period comparisons of revenues are often impacted by the PORCs and clients' choice as to whether to retain risk, specifically with respect to the relationship between service and administration expenses and ceding commissions, both components of revenue, and the offsetting policy and contract benefits and commissions paid to our partners and reinsurers. Generally, when losses are incurred, the risk which is retained by our partners and reinsurers is reflected in a reduction in commissions paid. In order to better explain to investors the net financial impact of the risk retained by the Company of the insurance contracts written and the impact on profitability, we use the Non-GAAP metric - As Adjusted Underwriting Margin. For the same reasons that we adjust our combined ratio for the effects of purchase accounting, VOBA impacts can also mask the actual relationship between revenues earned and the offsetting reductions in commissions paid, and thus the period over period net financial impact of the risk retained by the Company. As such, we believe that presenting underwriting margin provides useful information to investors and aligns more closely to how management measures the underwriting performance of the business.

Specialty Insurance - Adjusted Underwriting Margin by product

	Credit protection			Warranty			Programs			Other services		
($ in thousands, unaudited)	1Q'17 TTM	2016	2015	1Q'17 TTM	2016	2015	1Q'17 TTM	2016	2015	1Q'17 TTM	2016	2015
As Adjusted Revenues:												
Net earned premiums	$204,136	$161,480	$120,936	$37,650	$36,848	$29,810	$32,266	$31,108	$15,519	$ -	$ -	$ -
Service & admin fees	43,909	44,978	35,380	44,692	51,015	76,373	10,490	10,888	4,719	7,446	8,104	9,572
Ceding commissions	16,596	25,197	46,601	1	2	26	-	-	-	-	-	-
Other income	326	283	280	(30)	63	5,877	(25)	5	115	2,999	2,508	2,089
Less underwriting expenses:												
Policy & contract benefits	48,646	38,966	27,199	39,623	40,339	46,373	27,760	27,470	12,581	48	8	159
Commission expense	152,484	128,203	114,645	19,361	23,776	33,868	5,672	5,436	2,233	697	583	170
Underwriting margin - Non-GAAP	**$ 63,837**	**$ 64,769**	**$ 61,353**	**$23,329**	**$23,813**	**$31,845**	**$ 9,299**	**$ 9,095**	**$ 5,539**	**$ 9,700**	**$10,021**	**$11,332**

TiptreeInc.
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NON-GAAP RECONCILIATIONS 19 The Company earns revenues from CLOs under management, whether consolidated or deconsolidated, which include fees earned for managing the CLOs, distributions received from the Company’s holdings of subordinated notes issued by the CLOs and realized and unrealized gains and losses from the Company’s holdings of subordinated notes. The revenue associated with the management fees and distributions earned and gains and losses on the subordinated notes attributable to the consolidated CLOs are reported as “net income (loss) attributable to the consolidated CLOs” in the Company’s financial statements. The table below shows the Company’s share of the results attributable to the CLOs, which were consolidated, on a deconsolidated basis. This presentation is a non-GAAP measure. Management believes this information is helpful for period-over-period comparative purposes as certain of our CLOs were consolidated for only some of the periods presented below. In addition, the Non-GAAP presentation allows investors the ability to calculate management fees as a percent of AUM, a common measure used by investors to evaluate asset managers, and which is one of the performance measures upon which management is compensated. While consolidation versus deconsolidation impacts the presentation of revenues, it does not impact expenses or pre-tax income. In addition to Adjusted EBITDA, we also evaluate performance of our senior living segment based on net operating income (“NOI”), which is a non-GAAP measure. NOI is a common non-GAAP measure in the real estate industry used to evaluate property level operations. We consider NOI an important supplemental measure to evaluate the operating performance of our senior living segment because it allows investors, analysts and our management to assess our unlevered property-level operating results and to compare our operating results between periods and to the operating results of other senior living companies on a consistent basis. It is also the basis upon which the management fees paid to the operators of our Managed Properties are calculated, and is a significant component of the compensation paid to Care’s management team. We define NOI as rental and related revenue less property operating expense. Property operating expenses and resident fees and services are not relevant to Triple Net Lease Properties since we do not manage the underlying operations and substantially all expenses are passed through to the tenant. Our calculation of NOI may differ from similarly titled non-GAAP financial measures used by other companies. NOI is not a measure of financial performance or liquidity under GAAP and should not be considered a substitute for pre-tax income. Ass t M ag ment - Adjusted Revenues Reconciliation ($ us udited) R v : 1Q'17 TTM 2016 2015 2014 1Q'17 TTM 2016 2015 2014 1Q'17 TTM 2016 2015 2014 Management fee income 9,110$ 9,400$ 6,524$ 259$ 2,451$ 2,752$ 4,131$ 11,770$ 11,561$ 12,152$ 10,655$ 12,029$ Distributions - - - - 15,471 15,725 14,676 15,720 15,471 15,725 14,676 15,720 Net realized and unrealized gains (losses) 1,611 66 (3,599) (2,143) 6,203 2,510 (25,480) (7,965) 7,814 2,576 (29,079) (10,108) Other income 1,586 3,648 3,845 9,002 (1,061) (733) (216) - 525 2,915 3,629 9,002 Total revenues 12,307$ 13,114$ 6,770$ 7,118$ 23,064$ 20,254$ (6,889)$ 19,525$ 35,371$ 33,368$ (119)$ 26,643$ GAAP Non-GAAP adjustments Non-GAAP - As Adjusted Senior Living - Net Operating Income (NOI) Reconciliation ($ in thousands, unaudited) 1Q'17 TTM 2016 2015 2014 1Q'17 TTM 2016 2015 2014 1Q'17 TTM 2016 2015 2014 Rental and rel ted revenue 8,008$ 7,663$ 6,515$ 3,892$ 55,425$ 51,973$ 38,857$ 16,350$ 63,433$ 59,636$ 45,372$ 20,242$ L s: P y rating expenses - - - - 39,879 37,502 29,279 10,571 39,879 37,502 29,279 10,571 S gm t NOI 8 008 7 663 15 3,892 15 546 14,471 9,578 5, 9 23, 54 2 , 34 6,093 9,671 Aver ge Purchase Price (Trailing 5 quarters) 102,928 99,052 86,281 4 ,700 211,521 191,666 1 9,901 74,440 314,449 290,718 216,182 1 7, 40 Unlevered NOI Yield % (1) 7.8% 7.7% 7.6% 9. % 7.3% 7.6% 7.4% 7.8% 7.5% 7. % 7.4% 8.3% O r i 1,159 1,095 757 9,039 Less: Expenses Interest expense 9,408 8,691 6,796 4,111 Payroll and employee commissions 2,826 2,702 2,181 2,185 Depreciation and amortization 14,291 14,166 14,546 7,182 Other expenses 1,651 3,494 2,862 2,061 Pre-tax income (loss) (3,463)$ (5,824)$ (9,535)$ 3,171$ NNN Managed Properties Senior Living Total (1) Unlevered NOI Yield % is calculated as NOI divided by the average of the trailing 5 quarters purchase price.